Exhibit 10.1
     On February 21, 2006 the Company and Laura Jo De Cespedes entered into a Change in Control Agreement that is substantially identical in all respects to the agreement with Paul F. Walsh that was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.